Pacific Select Fund NSAR 6-30-11
Exhibit 77O

                               PACIFIC SELECT FUND
                          PSF MID CAP GROWTH PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2012

ITEM                                                          SECURITIES PURCHASED
----                                                     -----------------------------
(1)  Name of Issuer                                            Zynga Inc., CUSIP
                                                                67066G104
(2)  Description of Security (name, coupon, maturity,             Common Stock
     subordination, common stock, etc.)
(3)  Date of Purchase                                              3/28/2012
(4)  Date of Offering                                              3/28/2012
(5)  Unit Price                                                      $12.00
(6)  Principal Amount of Total Offering                         $515,629,836.00
     Underwriting Spread:
(7)  Dollars ($)                                                     $0.36
     Percent (%)                                                     3.00%
(8)  Names of Syndicate Members
     FOR THE PURCHASED 10F-3 ONLY: Insert all              Morgan Stanley & Co. LLC,
     Syndicate Members (not just those listed on cover       Goldman, Sachs & Co.,
     of offering document).                              Merrill Lynch, Pierce, Fenner
                                                             & Smith Incorporated,
                                                          Barclays Capital Inc., J.P.
                                                         Morgan Securities LLC, Allen
                                                                 & Company LLC
(9)  Dollar Amount of Purchase by the Portfolio                  $2,887,752.00
(10) % of Offering Purchased by Portfolio                           0.5600%
(11) % of Offering Purchased by Associated Accounts                 9.4472%
(12) % of Portfolio Assets Applied to Purchase                      0.2500%
(13) Name(s) of Syndicate Members (s) from whom
     Purchased                                                   Goldman Sachs
(14) Name of Affiliated Underwriter                              Morgan Stanley



                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/9/12                                              Signed: /s/ ALEXANDER T. NORTON
      -------                                                     ------------------------
                                                          Name:  Alexander T. Norton
                                                          Title: Executive Director

            PACIFIC SELECT FUND - PSF LONG/SHORT LARGE CAP PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2012

ITEM                                              SECURITIES PURCHASED
----                                        -------------------------------
(1)  Name of Issuer                         The Williams Companies Inc.
(2)  Description of Security (name,         IPO; Cusip 96945710
     coupon, maturity, subordination,
     common stock, etc.)
(3)  Date of Purchase                                             3/29/2012
(4)  Date of Offering                                             3/29/2012
(5)  Unit Price                                                      $30.59
(6)  Principal Amount of Total Offering                     $795,340,000.00
     Underwriting Spread:
(7)  Dollars ($)                                                      $0.92
     Percent (%)                                                       3.01%
(8)  Names of Syndicate Members
     FOR THE PURCHASED 10F-3 ONLY:          Barclays, Citigroup, UBS
     Insert all Syndicate Members (not      Investment Bank, Deutsche Bank
     just those listed on cover of          Securities, J.P. Morgan, Credit
     offering document).                    Agricole CIB, RBS, Scotiabank
(9)  Dollar Amount of Purchase by the                           $957,467.00
     Portfolio
(10) % of Offering Purchased by Portfolio                            0.1204%
(11) % of Offering Purchased by                                      2.8400%
     Associated Accounts
(12) % of Portfolio Assets Applied to
     Purchase                                                        0.0890%
(13) Name(s) of Syndicate Members (s)
     from whom Purchased                    Barclays Bank Plc
(14) Name of Affiliated Underwriter         J.P. Morgan Securities, Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/23/12                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

            PACIFIC SELECT FUND - PSF LONG/SHORT LARGE CAP PORTFOLIO
                          REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED MARCH 31, 2012

ITEM                                                SECURITIES PURCHASED
----                                           ------------------------------
(1)  Name of Issuer                            Simon Property Group Inc.
(2)  Description of Security (name, coupon,    Simon Property Group Inc. IPO;
     maturity, subordination, common stock,    Cusip 82880610
     etc.)
(3)  Date of Purchase                                                3/8/2012
(4)  Date of Offering                                                3/8/2012
(5)  Unit Price                                                       $137.00
(6)  Principal Amount of Total Offering                        $1,164,500,000
(7)  Underwriting Spread:
     Dollars ($)                                                        $4.11
     Percent (%)                                                         3.00%
(8)  Names of Syndicate Members                J.P. Morgan, BofA Merrill
     FOR THE PURCHASED 10F-3 ONLY:             Lynch, Goldman, Sachs & Co.,
     Insert all Syndicate Members (not         Citigroup, Deutsche Bank
     just those listed on cover of             Securities, Morgan Stanley,
     offering document).                       Credit Suisse, Evercore
                                               Partners, Jefferies, Piper
                                               Jaffray, PNC Capital Markets
                                               LLC, RBC Capital Markets,
                                               Sandler O'Neill & Partners,
                                               L.P., SMBC Nikko, SunTrust
                                               Robinson Humphrey, UBS
                                               Investment Bank
(9)  Dollar Amount of Purchase by the
     Portfolio                                                  $1,870,050.00
(10) % of Offering Purchased by Portfolio                              0.1606%
(11) % of Offering Purchased by Associated
     Accounts                                                          3.7400%
(12) % of Portfolio Assets Applied to
     Purchase                                                          0.1569%
(13) Name(s) of Syndicate Members (s) from whom
     Purchased                                 BofA Merrill Lynch
(14) Name of Affiliated Underwriter            J.P. Morgan Securities, Inc.





                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/23/12                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                              PACIFIC SELECT FUND
                           PSF REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2012

                  ITEM                                          SECURITIES PURCHASED
---------------------------------------------------  -----------------------------------------------------
(1)    Name of Issuer                                    Digital Realty Trust Inc.(DLR); CUSIP 253868103
(2)    Description of Security (name, coupon,
       maturity, subordination, common stock, etc.)                       Common Stock
(3)    Date of Purchase                                                     6/27/2012
(4)    Date of Offering                                                     6/26/2012
(5)    Unit Price                                                             $72.25
(6)    Principal Amount of Total Offering                                 $722,500,000.00
(7)    Underwriting Spread:
       Dollars ($)                                                            $2.89
       Percent (%)                                                            4.00%
(8)    Names of Syndicate Members                    BofA Merrill Lynch, Pierce, Fenner & Smith
       FOR THE PURCHASED 10F-3 ONLY: Insert all      Incorporated, Citigroup Global Markets Inc., Credit
       Syndicate Members (not just those listed      Suisse Securities (USA) LLC, Deutsche Bank Securities
       on cover of offering document).               Inc., Goldman, Sachs & Co., J.P. Morgan Securities
                                                     LLC, Morgan Stanley & Co. LLC, Barclays Capital
                                                     Inc., Raymond James & Associates, Inc., RBC Capital
                                                     Markets, LLC, Wells Fargot Securities, LLC, Evercore
                                                     Group L.L.C., HSBC Securities (USA) Inc., JMP
                                                     Securities LLC, Mitsubishi UFJ Securities (USA) LLC,
                                                     Mizuho Securities USA Inc., Piper Jaffray & Co.,
                                                     Scotia Capital (USA) Inc., SMBC Nikko Capital
                                                     Markets Limited, Stifel, Nicolaus & Company,
                                                     Incorporated, SunTrust Robinson Humphry, Inc.
(9)    Dollar Amount of Purchase by the
       Portfolio                                                          $1,640,075.00
(10)   % of Offering Purchased by Portfolio                                  0.2270%
(11)   % of Offering Purchased by Associated
       Accounts                                                              1.0700%
(12)   % of Portfolio Assets Applied to
       Purchase                                                              0.1500%
(13)   Name(s) of Syndicate Members (s) from
       whom Purchased                                                BofA Merrill Lynch
(14)   Name of Affiliated Underwriter                      Morgan Stanley & Co. LLC and Mitsubishi
                                                                   UFJ Securities (USA) LLC




                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/12/12                                             Signed: /s/ THEODORE BIGMAN
      -------                                                     ------------------------
                                                          Name:  Theodore Bigman
                                                          Title: Managing Director

                              PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2012

                  ITEM                                          SECURITIES PURCHASED
---------------------------------------------------  -----------------------------------------------------
(1)    Name of Issuer                                                Digital Realty Trust Inc.
                                                                  (DLR/NYSE) - Secondary Offering
(2)    Description of Security (name,
       coupon, maturity, subordination,
       common stock, etc.)                                                Common Stock
(3)    Date of Purchase                                                     6/27/2012
(4)    Date of Offering                                                     6/26/2012
(5)    Unit Price                                                            72.25
(6)    Principal Amount of Total
       Offering                                                         $772,500,000.00
(7)    Underwriting Spread:
       Dollars ($)                                                            $2.89
       Percent (%)                                                            4.00%
(8)    Names of Syndicate Members                    BofA Merrill Lynch, Pierce, Fenner & Smith
       FOR THE PURCHASED 10F-3 ONLY:                 Incorporated, Citigroup Global Markets Inc.,
       Insert all Syndicate Members (not             Credit Suisse Securities (USA) LLC, Deutsche
       just those listed on cover of                 Bank Securities Inc., Goldman, Sachs & Co., J.P.
       offering document).                           Morgan Securities LLC, Morgan Stanley & Co.
                                                     LLC, Barclays Capital Inc., Raymond James &
                                                     Associates, Inc., RBC Capital Markets, LLC,
                                                     Wells Fargot Securities, LLC, Evercore Group
                                                     L.L.C., HSBC Securities (USA) Inc., JMP
                                                     Securities LLC, Mitsubishi UFJ Securities (USA)
                                                     LLC, Mizuho Securities USA Inc., Piper Jaffray
                                                     & Co., Scotia Capital (USA) Inc., SMBC Nikko
                                                     Capital Markets Limited, Stifel, Nicolaus &
                                                     Company, Incorporated, SunTrust Robinson
                                                     Humphry, Inc.
(9)    Dollar Amount of Purchase by the
       Portfolio                                                         $556,325.00
(10)   % of Offering Purchased by
       Portfolio                                                            0.0720%
(11)   % of Offering Purchased by
       Associated Accounts                                                 1.4100%
(12)   % of Portfolio Assets Applied to
       Purchase                                                            0.0361%
(13)   Name(s) of Syndicate Members (s)
       from whom Purchased                                      Citigroup Global Markets
(14)   Name of Affiliated Underwriter                          J.P. Morgan Securities, Inc.




                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/25/12                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                              PACIFIC SELECT FUND
                         LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                          QUARTER ENDED JUNE 30, 2012

                  ITEM                                          SECURITIES PURCHASED
---------------------------------------------------  -----------------------------------------------------
(1)    Name of Issuer                                Facebook, Inc. (FB) IPO
(2)    Description of Security (name,
       coupon, maturity, subordination,
       common stock, etc.)                                                Common Stock
(3)    Date of Purchase                                                     5/17/2012
(4)    Date of Offering                                                     5/17/2012
(5)    Unit Price                                                           $38.00
(6)    Principal Amount of Total Offering                              $16,006,877,370.00
(7)    Underwriting Spread:
       Dollars ($)                                                           $0.42
       Percent (%)                                                            1.10%
(8)    Names of Syndicate Members                    Morgan Stanley, J.P. Morgan, Goldman Sachs & Co.,
       FOR THE PURCHASED 10F-3 ONLY:                 BofA Merrill Lynch, Barclays, Allen & Company LLC,
       Insert all Syndicate Members (not just        Citigroup, Credit Suisse, Deutsche Bank Securities,
       those listed on cover of offering             RBC Capital Markets, Wells Fargo Securities
       document).
(9)    Dollar Amount of Purchase by the
       Portfolio                                                          $585,200.00
(10)   % of Offering Purchased by Portfolio                                 0.0037%
(11)   % of Offering Purchased by
       Associated Accounts                                                  0.2700%
(12)   % of Portfolio Assets Applied to
       Purchase                                                             0.0393%
(13)   Name(s) of Syndicate Members (s)
       from whom Purchased                           Morgan Stanley & Co. LLC
(14)   Name of Affiliated Underwriter                J.P. Morgan Securities, Inc.
(14)   Name of Affiliated Underwriter                J.P. Morgan Securities, Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 7/25/12                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President